UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013 (December 20, 2013)

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35823	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On December 20, 2013, Wright Medical Group, Inc. (the “Company”) received written notice from Novartis Vaccines and Diagnostics, Inc. (“Novartis”) of its intent to terminate the Amended and Restated Manufacturing and Supply Agreement by and between BioMimetic Therapeutics Inc. and Novartis dated as of December 1, 2009, as amended (the “Agreement”), such termination effective December 1, 2015, which is the end of the current term.  BioMimetic Therapeutics Inc. is the predecessor of BioMimetic Therapeutics, LLC (“BioMimetic”), a wholly-owned subsidiary of the Company.  Novartis elected not to renew the Agreement past December 1, 2015, pursuant to Section 10.1 of the Agreement, which provides that the Agreement shall automatically continue in effect for three year periods after December 1, 2012 (each an “Extension Term”) unless either party shall give written notice to the other, at least two years prior to the end of the initial term or upon six months notice during any Extension Term, of its intention to terminate the Agreement.

Under the Agreement, BioMimetic purchases exclusively from Novartis its supply of purified bulk recombinant human platelet-derived growth factor (“rhPDGF-BB”), which is a component of the Augment® product line.  Novartis remains contractually obligated to supply the Company’s requirements of rhPDGF-BB until the termination date.  Upon termination of the Agreement, at BioMimetic’s request, Novartis is required to (i) use its commercially reasonable efforts to assist BioMimetic to identify a new supplier, and (ii) support technology transfer by providing to a new manufacturer all Novartis technology and supporting documentation necessary to produce bulk rhPDGF-BB.  The Company has begun the process of identifying and qualifying one or more new suppliers and believes its existing inventory of rhPDGF-BB, together with its final purchases from Novartis, will leave it with an adequate supply of product until a new supplier is brought on line.

This Current Report on Form 8-K contains forward-looking statements related to future supply of rhPDGF-BB. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and future events could differ from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Company’s dependence on single source suppliers. These and other risk factors are discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed by the Company with the Securities and Exchange Commission on February 22, 2013. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2013

WRIGHT MEDICAL GROUP, INC.

By:	/s/Lance A. Berry
Lance A. Berry
Chief Financial Officer